                                                                    Exhibit 10.5

                       FOURTH AMENDMENT TO LOAN AGREEMENT

     THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of December 23, 2002, is entered into by and among:

          (1) CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Borrower");

          (2) LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Lender");

          (3) Each of the certificateholders listed in Schedule I attached hereto (collectively, the "Certificateholders") comprising all of the holders of Certificates as defined in that certain Trust and Servicing Agreement dated as of November 11, 1998, by and among Prudential Mortgage Capital Company I, LLC, as Depositor, The Prudential Insurance Company of America, as Servicer, ABN AMRO Bank N.V., as Fiscal Agent, and LaSalle National Bank, as Trustee (the "Trust and Servicing Agreement"); and

          (4) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as servicer under the Trust and Servicing Agreement (in such capacity, "Servicer").

                                    RECITALS

     A. Reference is made to that certain loan agreement dated as of October 26, 1998 (the "Original Loan Agreement") between Borrower and Prudential Mortgage Capital Company, Inc., a Delaware corporation ("Prudential"), predecessor-in-interest to Lender, as amended by that certain First Amendment to Loan Agreement dated as of January 11, 2001, by and among Borrower, Lender, the Certificateholders, and Servicer (the "First Amendment") and that certain Second Amendment to Loan Agreement dated as of February 8, 2001 (the "Second Amendment"), that certain Second [sic] Amendment to Loan Agreement dated as of August 27, 2002 (the "Third Amendment") (the Original Loan Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment and the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, collectively, the "Loan Agreement"). Pursuant to the terms of the Original Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain promissory note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00).

     B. Prudential assigned all of its right, title and interest under the Loan to Prudential Mortgage Capital Company I, LLC, which in turn assigned all of its right, title and interest under the Loan to Lender in accordance with the terms and provisions of the Trust and Servicing Agreement.

     C. In connection with the closing of the Loan, Borrower pledged to Prudential as collateral for the Loan, among other things, that certain real property comprising a portion of the

Property Pool identified as OK1090404, Oklahoma City, Oklahoma in Exhibit A to the Loan Agreement (the "Oklahoma Property"); which property is more specifically described on Exhibit A attached hereto.

     D. Borrower has requested Lender, the Certificateholders and the Servicer to amend the Loan Agreement to permit Borrower to substitute a property in place of the Oklahoma Property on terms other than those contained in the Loan Agreement and in connection therewith to release the Oklahoma Property from the lien of the Loan Documents, including the applicable mortgage, assignment of leases and rents and UCC-1 financing statements.

     E. Lender, the Certificateholders, and the Servicer are willing so to amend the Loan Agreement and release the Oklahoma Property from the lien of the Loan Documents upon the terms and subject to the conditions set forth herein.

     F. Borrower, Lender, the Certificateholders, and the Servicer also desire to amend the Third Amendment to correct a scrivener's error made with respect to the Third Amendment whereby despite the existence of a Second Amendment to the Loan Agreement, the Third Amendment to the Loan Agreement was also titled "Second Amendment to Loan Agreement".

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lender, the Certificateholders and the Servicer hereby agree as follows:

     1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement, as amended by this Amendment.

     2. Amendments to Third Amendment. The Third Amendment is hereby amended as follows: (i) the title of the Third Amendment shall be "Third Amendment to Loan Agreement" and all references to "Second" within the Third Amendment shall be amended to "Third"; and (ii) the definition of Original Loan Agreement contained in the Third Amendment shall be modified to include a reference to the Second Amendment.

     3.   Deliveries and Amendment to Loan Agreement

          (a) Subject to the satisfaction of the conditions set forth in Paragraph 6 below, the following shall occur on the Effective Date (as defined in Paragraph 6 below):

                (i) Lender shall deliver or cause the Servicer to deliver to Borrower (1) a Release of Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing in the form of Exhibit B hereto with respect to the Oklahoma Property, duly executed by Lender and appropriately notarized; (2) a Release of Assignment of Leases and Rents in the form of Exhibit C hereto with respect to the Oklahoma Property, duly executed by Lender and appropriately notarized; and (3) a termination of UCC Financing Statement in the form of Exhibit D attached hereto relating to the Oklahoma Property, duly executed by Lender.

                (ii) Exhibit A and Schedule 1 of the Loan Agreement shall be amended by deleting therefrom the Oklahoma Property.

          (b) Notwithstanding the foregoing, the release of the Oklahoma Property shall not constitute a release of Borrower's indemnification obligations under the Loan Agreement or under the other Loan Documents as to any matters or claims which occurred or relate to any matters or claims which occurred on or before the Effective Date with respect to the Oklahoma Property and such obligations shall survive the release of the Oklahoma Property from the Property Pool.

     4. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender, the Certificateholders and Servicer that the following are true and correct on the date of this Amendment and that, after giving effect to the amendment set forth in Paragraphs 2 and 3 above, the following will be true and correct on the Effective Date:

          (a)  The representations and warranties of Borrower set forth in
     Article V of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

          (b)  No Default or Event of Default has occurred and is continuing;

          (c)  All of the Loan Documents are in full force and effect;

          (d) The fair market value of all the Properties securing the Loan as of the Closing Date as listed on Schedule 1 to the Loan Agreement was $522,829,999, and, to Borrower's knowledge, the current fair market value of all the Properties currently securing the Loan as of the date hereof has not materially and adversely changed from the fair market values as of the Closing Date; and

          (e) The current value of the Oklahoma Property as of the date hereof is not more than $3,400,000.00 per an appraisal dated November 26, 2002.

(Without limiting the scope of the term "Loan Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 4 that, on and after the date hereof, such term includes this Amendment.)

     5. Representations of Servicer to Lender and Certificateholders. Servicer hereby represents and warrants to Lender and the Certificateholders that the following are true and correct on the date of this Amendment:

          (a) To Servicer's knowledge, the outstanding principal balance of the Loan as of December 5, 2002 is Three Hundred Fifty-Two Million Nine Hundred Forty-Six Thousand Five Hundred Thirty-One and 77/100 dollars ($352,946,531.77);

          (b) Servicer is not receiving any loan payments or fees from Borrower in connection with the release of the Oklahoma Property and this Amendment other than for amounts intended to reimburse Servicer for costs and expenses in handling the transaction; and

          (c) The release of the Oklahoma Property will not change the Servicer's payment expectations with respect to the Loan.

     6. Effective Date. The amendments effected by Paragraph 3 above shall become effective (the "Effective Date") upon satisfaction and receipt by Lender, the Certificateholders and Servicer of the following matters, each in form and substance satisfactory to Lender, the Certificateholders and Servicer:

          (a) This Amendment duly executed by Borrower, Lender, the Certificateholders and Servicer;

          (b) The Agreement of Catellus Development Corporation and Plato REIT, LLC, as guarantors under the Loan, duly executed by the guarantors and in the form of Exhibit E hereto (the "Reaffirmation");

          (c) Cash in the amount of $4,000,000.00 (the "Interim Cash Reserve Deposit"). The Interim Cash Reserve Deposit shall be held and applied by the Lender in accordance with Paragraph 7 below;

          (d) An opinion of Borrower's legal counsel dated as of the Effective Date in form and substance acceptable to Lender, which shall cover, without limitation, the following matters:

               (i) the due organization, valid legal existence and good standing of Borrower, Catellus Development Corporation, and Plato REIT, LLC;

               (ii) the due authorization, execution, delivery, validity, binding effect and enforceability of this Amendment and the Reaffirmation in accordance with their terms;

               (iii) the existence of, or the nonexistence of, any requirement for any consent of any other party in connection with the execution, delivery or performance of the this Amendment and the Reaffirmation;

               (iv) the fact that the Amendment, the Reaffirmation and the execution thereof and the performance of the obligations thereunder do not conflict with or violate any applicable laws, agreements or restrictions; and

               (v) such other matters incident to this Amendment as Lender may reasonably request;

          (d) An opinion of counsel (obtained at the expense of Borrower) to the effect that this Amendment and the release of the Oklahoma Property will not cause either the

     Lower-Tier REMIC or the Upper Tier REMIC (as such terms are defined in the Trust and Servicing Agreement) to fail to qualify as REMIC for federal income tax purposes;

          (e) Payment of all fees and expenses payable to Lender, the Certificateholders and Servicer, including all attorneys' fees and expenses;

          (f) Confirmation from the Rating Agencies that the release of the Oklahoma Property and the entering into of this Amendment will not result in a downgrade, qualification or withdrawal of the ratings of the securities held by the Certificateholders; and

          (g) Such other evidence as Lender, the Certificateholders and Servicer may reasonably request to establish the accuracy and completeness in all material respects of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Loan Documents.

     7.   Interim Cash Reserve Deposit Account.

          (a) Borrower shall deposit (or cause to be deposited) with Lender (or at Lender's election, Servicer) into a segregated account owned and established by Lender and under the exclusive control of Lender, and at Lender's election, Servicer (the "Interim Cash Reserve Deposit Account"), an amount equal to the Interim Cash Reserve Deposit. All amounts held in the Interim Cash Reserve Deposit Account shall accrue interest for the benefit of Borrower, at the customary rate of interest earned by Lender (or Servicer) on short term funds and all such interest shall be added to and become a part of the Interim Cash Reserve Deposit. Borrower shall pay to Lender (or its Servicer) the administrative costs associated with investing, administering or otherwise providing for interest on the amounts so deposited. The Interim Cash Reserve Deposit shall be applied in accordance with the provisions of subparagraphs (b) and (e) of this Paragraph 7, as applicable.

          (b) The Interim Cash Reserve Deposit shall be refunded to Borrower provided that on or before __________, 2003 [insert the date that is six
     (6) months after the Effective Date] (the "Oklahoma Property Substitution or Partial Defeasance Deadline"):

               (i) Borrower provides to Lender one or more Substitute Properties in place of the Oklahoma Property as if the Oklahoma Property constituted the Replaced Property for which such one or more Substitute Properties is being replaced and satisfies all of the conditions and requirements set forth in Section 2.12 of the Loan Agreement relating to a Substitution (including all conditions incorporated by reference in such Section) involving such Substitute Properties, subject to the following:

                    (A) for the purpose of Section 2.12(a), the Substitute Property or Substitute Properties must have an aggregate NOI of not less than $418,716.00; and

                    (B) for the purpose of Section 2.12(b), the Substitute Property or Substitute Properties must have an aggregate FMV of not less than $4,000,000.00;

          or

               (ii) Borrower pays to Lender a Defeasance Deposit sufficient to enable Lender to purchase the Defeasance Collateral for the Partial Defeasance of the Oklahoma Property and covenants to comply with all of the conditions and requirements set forth in Section 1.03 of the Note relating to a Partial Defeasance, subject to the following:

                    (A) for the purpose of Section 1.03 of the Note, the Defeasance Date (as defined in the Note) shall be the Payment Date that occurs immediately after the Oklahoma Property Substitution or Partial Defeasance Deadline and it shall not be necessary for Borrower to give to Lender prior written notice of such date;

                    (B) for the purpose of Section 1.03(a)(3) of the Note, the amount of the Defeased Note and the principal amount of the Loan to be defeased shall be $3,555,466.50.

          (c) Borrower's failure to either provide to Lender a Substitute Property or Substitute Properties pursuant to Paragraph 7(b)(i) above or the Defeasance Deposit pursuant to Paragraph 7(b)(ii) above on or before the Oklahoma Property Substitution or Partial Defeasance Deadline shall constitute an Event of Default under the Loan Agreement.

          (d) No Property (other than the Oklahoma Property, to the extent not already released) shall be released from the lien of the applicable Mortgage or the other Loan Documents under this Amendment.

          (e) Borrower hereby unconditionally and irrevocably assigns, conveys, pledges, mortgages, transfers, delivers, deposits, sets over and confirms unto Lender, and hereby grants to Lender a security interest in, (i) the Interim Cash Reserve Deposit, (ii) the Interim Cash Reserve Deposit Account or any other account into which the Interim Cash Reserve Deposit will be deposited, (iii) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (iv) all sums now or hereafter therein or represented thereby, (v) all replacements, substitutions or proceeds thereof, (vi) all instruments and documents now or hereafter evidencing the Interim Cash Reserve Deposit or such accounts,
     (vii) all powers, options, rights, privileges and immunities pertaining to the Interim Cash Reserve Deposit Account (including the right to make withdrawals therefrom), and (viii) all proceeds of the foregoing. Borrower hereby authorizes and consents to the account into which the Interim Cash Reserve Deposit will be deposited being held in Lender's name or the name of any entity servicing the Loan for Lender and hereby acknowledges and agrees, that Lender, or at Lender's election, such servicing agent, shall have exclusive control over said account. Notice of the assignment and security interest granted to Lender herein may be delivered by Lender at any time to the financial institution wherein the Interim Cash Reserve Deposit Account has been established, and Lender, or such servicing entity, shall have possession of all passbooks or other evidences of such accounts. Borrower hereby waives all right to withdraw funds from the Interim Cash Reserve Deposit Account. If an Event of Default shall occur hereunder or under any other of the Loan Documents, then Lender may, without notice or demand on Borrower, at its option: (A) withdraw any or all of the funds (including, without limitation, interest) then remaining in the Interim Cash Reserve Deposit Account and apply the same, after deducting all costs and expenses of safekeeping, collection and delivery (including, but not limited to, reasonable attorneys' fees, costs and expenses) to pay principal, interest and other amounts under the Loan Documents, in such order and manner as the Lender may elect in its sole discretion, (B) exercise any and all rights and remedies of a secured party under any applicable Uniform Commercial Code, and/or (C) exercise any other remedies available at law or in equity.

     8. Effect of this Amendment. Except as specifically amended above, (a) the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lender, the Certificateholders or Servicer, nor constitute a waiver of any provision of the Loan Agreement or any other Operative Document. The amendments effected by Paragraph 3 above shall be effective only as to this specific instance with respect to the Oklahoma Property, and shall not be deemed to be an agreement by Lender to amend the Loan Documents for any subsequent request by Borrower or for any similar matter.

     9.   Miscellaneous.

          (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

          (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules.

                            [Signature page follows]

     IN WITNESS WHEREOF, Borrower, Lender, the Certificateholders and Servicer have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                            CATELLUS FINANCE 1, L.L.C.,
                                     a Delaware limited liability company


                                     By: /s/ William Lau
                                        ----------------------------------------
                                     Name: William Lau
                                          --------------------------------------
                                     Title: Vice President, Finance & Treasurer
                                           -------------------------------------


LENDER:                              LASALLE BANK NATIONAL ASSOCIATION,
                                     f/k/a LaSalle National Bank,
                                     as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through
                                     Certificates, Series 1998-1


                                     By: /s/ Brian Ames
                                        ----------------------------------------
                                     Name: Brian Ames
                                          --------------------------------------
                                     Title: Vice President
                                           -------------------------------------


SERVICER:                            THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                     By: /s/ Tom Moore
                                        ----------------------------------------
                                     Name: Tom Moore
                                          --------------------------------------
                                     Title: Vice President
                                           -------------------------------------


CERTIFICATEHOLDERS:                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                     By: /s/ Jean Baker
                                        ----------------------------------------
                                     Name: Jean Baker
                                          --------------------------------------
                                     Title: Principal
                                           -------------------------------------

                                   SCHEDULE I

                           LIST OF CERTIFICATEHOLDERS


                   The Prudential Insurance Company of America

                                    EXHIBIT A

                     LEGAL DESCRIPTION OF OKLAHOMA PROPERTY

The land referred to herein is located in the City of Oklahoma City, County of Oklahoma, State of Oklahoma, and is described as follows:

A tract of land lying in the Southeast Quarter (SE/4) of the Southeast Quarter (SE/4) of Section Thirty (30), Township Eleven (11) North, Range Two (2) West of the Indian Meridian, Oklahoma City, Oklahoma County, Oklahoma and being more particularly described as follows:

Commencing at the Southeast corner of said Section 30;

Thence North 00(degree)24'35" West along the East line of said Section 30, a distance of 759.49 feet;

Thence South 89(degree)38'02" West a distance of 60.00 feet to a point on the West right-of-way of Sunnylane Road, said point being the point or place of beginning;

Thence South 89(degree)38'02" West along the North right-of-way line of the Atchison, Topeka and Santa Fe Railway, a distance of 663.67 feet;

Thence North 00(degree)24'35" West 471.00 feet;

Thence North 89(degree)38'02" East a distance of 663.67 feet to a point on the West right-of-way of S. Sunnylane Road;

Thence South 00(degree)24'35" East along said right-of-way a distance of 471.00 feet to the point or place of beginning.

                                    EXHIBIT B

 FORM OF RELEASE OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT
              AND FIXTURE FILING WITH RESPECT TO OKLAHOMA PROPERTY


                                 See Attachment.

                                    EXHIBIT C

                                 FORM OF RELEASE
                        OF ASSIGNMENT OF LEASES AND RENTS
                        WITH RESPECT TO OKLAHOMA PROPERTY

                                 See Attachment.

                                    EXHIBIT D

                                  FORM OF UCC-3
                              TERMINATION STATEMENT
                        WITH RESPECT TO OKLAHOMA PROPERTY


                                 See Attachment

                                    EXHIBIT E

                              FORM OF REAFFIRMATION

                                 See Attachment.

          RELEASE OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY
                          AGREEMENT AND FIXTURE FILING

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                  as Mortgagor

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1,

                                  as Mortgagee

                          Dated as of December 23, 2002

--------------------------------------------------------------------------------

                        County of Oklahoma (the "County")

                         State of Oklahoma (the "State")

--------------------------------------------------------------------------------

                              Record and Return to:

                       Orrick, Herrington & Sutcliffe LLP
                               400 Sansome Street
                             San Francisco, CA 94111
                                Attn: Gary Louie

              RELEASE OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

     THIS RELEASE OF MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Release"), dated as of December 23, 2002, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Mortgagor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Mortgagee"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

          A. Reference is made to that certain loan agreement dated as of October 26, 1998 (the "Original Loan Agreement") between Mortgagor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Mortgagee, as amended by that certain First Amendment to Loan Agreement dated as of January 11, 2001, the Second Amendment to Loan Agreement dated as of February 8, 2001 (the "Second Amendment"), the Second [sic] Amendment to Loan Agreement dated as of August 27, 2002 (the "Third Amendment"), and the Fourth Amendment to Loan Agreement dated as of December 23, 2002 (the "Fourth Amendment") (the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Original Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain Promissory Note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of October 26, 1998, and recorded on October 28, 1998 in the Real Estate Records of Oklahoma County in Book 7435, Page 1430, as Instrument No. 1998156048 as assigned to Mortgagee pursuant to an Assignment of Mortgage, Assignment of Leases and Rents and Security Agreement dated as of November 23, 1998, and recorded on October 14, 1999 in the Real Estate Records of Oklahoma County in Book 7705, Page 80 as Instrument No. 1999157693 (the "Oklahoma Mortgage").

          B. Mortgagee and Mortgagor now desire to release all the property encumbered by the Oklahoma Mortgage from the lien thereof.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Mortgagee hereby agrees as follows:

     1. Definitions. All capitalized terms defined above and elsewhere in this Release shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

     2. Release of Property under Oklahoma Mortgage. Mortgagee hereby releases and discharges from the lien of the Oklahoma Mortgage all of the real property and improvements encumbered by the Oklahoma Mortgage which is more particularly described on Exhibit A attached hereto and made a part hereof.

     3. Effect of this Release. Notwithstanding this Release, (a) the Loan Agreement, the Oklahoma Mortgage and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Release shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Mortgagee, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

     4.   Miscellaneous.

          (a) Headings. Headings in this Release are for convenience of reference only and are not part of the substance hereof.

          (b) Governing Law. This Release shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of Oklahoma as provided in the Oklahoma Mortgage.

                          [The signature page follows]

     IN WITNESS WHEREOF, Mortgagee has caused this Release to be executed as of the day and year first above written.

                             MORTGAGEE:

                             LASALLE BANK NATIONAL ASSOCIATION,
                             f/k/a LaSalle National Bank,
                             as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

                             By:    The Prudential Insurance Company of
                                    America, as Servicer

                                    By:
                                       -----------------------------------------
                                    Name:          J. Michael Welborn
                                    Title:           Vice President

                              NOTARY ACKNOWLEDGMENT

State of_______________                         *** OPTIONAL SECTION ***
County of______________                        CAPACITY CLAIMED BY SIGNER
On this_______day of ___________, 2002,
before me,                               Through statute does not require the
                                         Notary to fill in he data below, doing
______________________________________,  so may prove invaluable o persons
       Name, title of Officer            relying on the document

Personally appeared___________________,  [ ]     INDIVIDUAL
                   Name(s) of Signer(s)  [ ]     CORPORATE OFFICERS(S)
                                         [ ]     PARTNER(S)   [ ]    LIMITED
[ ] personally known to me - OR - [ ]                         [ ]    GENERAL
proved to me on the basis of             [ ]     ATTORNEY-IN-FACT
satisfactory evidence to be the          [ ]     TRUSTEE(S)
person(s) whose name(s) is/are           [ ]     GUARDIAN/CONSERVATOR
subscribed to the within instrument and  [ ]     OTHER:________________________
acknowledged to me that he/she/they
executed the same in his/her/their       SIGNER IS REPRESENTING:
authorized capacity(ies), and that by    NAME OF PERSON(S) OR ENTITY(IES)
his/her/their signature(s) on the
instrument the person(s), or the entity
upon behalf of which the person(s)       --------------------------------------
acted, executed the instrument.

WITNESS my hand and official seal.

--------------------------------------
          SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT______________________________________________________
NUMBER OF PAGES _____________ DATE OF DOCUMENT_________________________________
SIGNER(S) OTHER THAN NAMED ABOVE_______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

The land referred to herein is located in the City of Oklahoma City, County of Oklahoma, State of Oklahoma, and is described as follows:

A tract of land lying in the Southeast Quarter (SE/4) of the Southeast Quarter (SE/4) of Section Thirty (30), Township Eleven (11) North, Range Two (2) West of the Indian Meridian, Oklahoma City, Oklahoma County, Oklahoma and being more particularly described as follows:

Commencing at the Southeast corner of said Section 30;

Thence North 00DEG.24'35" West along the East line of said Section 30, a distance of 759.49 feet;

Thence South 89DEG.38'02" West a distance of 60.00 feet to a point on the West right-of-way of Sunnylane Road, said point being the point or place of beginning;

Thence South 89DEG.38'02" West along the North right-of-way line of the Atchison, Topeka and Santa Fe Railway, a distance of 663.67 feet;

Thence North 00DEG.24'35" West 471.00 feet;

Thence North 89DEG.38'02" East a distance of 663.67 feet to a point on the West right-of-way of S. Sunnylane Road;

Thence South 00DEG.24'35" East along said right-of-way a distance of 471.00 feet to the point or place of beginning.

                                   RELEASE OF
                         ASSIGNMENT OF LEASES AND RENTS

                                 by and between

                           CATELLUS FINANCE 1, L.L.C.,
                      a Delaware limited liability company,

                                   as Assignor

                                       and
                       LASALLE BANK NATIONAL ASSOCIATION,
                          f/k/a LaSalle National Bank,
                          as trustee for the registered
             Holders of Prudential Mortgage Capital Company I, LLC,
          Commercial Mortgage Pass-Through Certificates, Series 1998-1,

                                   as Assignee

                          Dated as of December 23, 2002

--------------------------------------------------------------------------------

                        County of Oklahoma (the "County")
                         State of Oklahoma (the "State")

--------------------------------------------------------------------------------

                              Record and Return to:

                       Orrick, Herrington & Sutcliffe LLP
                               400 Sansome Street
                             San Francisco, CA 94111
                                Attn: Gary Louie

                                   RELEASE OF
                         ASSIGNMENT OF LEASES AND RENTS

     THIS RELEASE OF ASSIGNMENT OF LEASES AND RENTS (this "Release"), dated as of December 23, 2002, is entered into by and between CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Assignor"), having an address at 201 Mission Street, Suite 340, San Francisco, California 94105, and by LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1 ("Assignee"), having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60647-4107.

                                    RECITALS

          A. Reference is made to that certain loan agreement dated as of October 26, 1998 (the "Original Loan Agreement") between Assignor and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Assignee, as amended by that certain First Amendment to Loan Agreement dated as of January 11, 2001, (the "First Amendment"), the Second Amendment to Loan Agreement dated as of February 8, 2001 (the "Second Amendment"), the Second [sic] Amendment to Loan Agreement dated as of August 27, 2002 (the "Third Amendment"), and the Fourth Amendment to Loan Agreement dated as of December 23, 2002 (the "Fourth Amendment") (the Original Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, the "Loan Agreement"). Pursuant to the terms of the Original Loan Agreement, Prudential agreed to extend a loan (the "Loan"), evidenced by that certain Promissory Note dated October 26, 1998, in the original principal amount of THREE HUNDRED SEVENTY-THREE MILLION AND 00/100 DOLLARS ($373,000,000.00), and secured by, among other things, that certain Assignment of Leases and Rents dated as of October 26, 1998, and recorded on October 28, 1998 in the Real Estate Records of Oklahoma County in Book 7435, Page 1476, as Instrument No. 1998156050 as assigned to Assignee pursuant to an Assignment of Assignment of Leases and Rents dated as of November 23, 1998, and recorded on October 14, 1999 in the Real Estate Records of Oklahoma County in Book 7705, Page 84, as Instrument No. 1999157694 (the "Oklahoma Assignment of Leases").

          B. Assignee and Assignor now desire to release all the property encumbered by the Oklahoma Assignment of Leases from the lien thereof.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignee hereby agrees as follows:

     1. Definitions. All capitalized terms defined above and elsewhere in this Release shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Loan Agreement.

     2. Release of Property under Oklahoma Assignment of Leases. Assignee hereby releases and discharges from the lien of the Oklahoma Assignment of Leases all of the real property and improvements encumbered by the Oklahoma Assignment of Leases which is more particularly described on Exhibit A attached hereto and made a part hereof.

     3. Effect of this Release. Notwithstanding this Release, (a) the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Release shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Assignee, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

     4.   Miscellaneous.

          (a) Headings. Headings in this Release are for convenience of reference only and are not part of the substance hereof.

          (b) Governing Law. This Release shall be governed by and construed in accordance with the laws of the State of New York and the laws of the State of Oklahoma as provided in the Oklahoma Assignment of Leases.

                          [The signature page follows.]

     IN WITNESS WHEREOF, Assignee has caused this Release to be executed as of the day and year first above written.

                             ASSIGNEE:

                             LASALLE BANK NATIONAL ASSOCIATION,
                             f/k/a LaSalle National Bank,
                             as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1

                             By: The Prudential Insurance Company of
                                 America, as Servicer

                                 By:
                                    -------------------------------------------
                                 Name:           J. Michael Welborn
                                 Title:            Vice President

                              NOTARY ACKNOWLEDGMENT

State of______________                          *** OPTIONAL SECTION ***
County of_____________                         CAPACITY CLAIMED BY SIGNER
On this______ day of ___________, 2002,
before me,                               Through statute does not require the
______________________________________,  Notary to fill in he data below, doing
        Name, title of Officer           so may prove invaluable o persons
                                         relying on the document
Personally appeared __________________,
                    Name(s) of Signer(s) [ ]     INDIVIDUAL
                                         [ ]     CORPORATE OFFICERS(S)
[ ] personally known to me - OR - [ ]    [ ]     PARTNER(S) [ ]     LIMITED
proved to me on the basis of                                [ ]     GENERAL
satisfactory evidence to be the          [ ]     ATTORNEY-IN-FACT
person(s) whose name(s) is/are           [ ]     TRUSTEE(S)
subscribed to the within instrument and  [ ]     GUARDIAN/CONSERVATOR
acknowledged to me that he/she/they      [ ]     OTHER:________________________
executed the same in his/her/their
authorized capacity(ies), and that by
his/her/their signature(s) on the
instrument the person(s), or the entity  SIGNER IS REPRESENTING:
upon behalf of which the person(s)       NAME OF PERSON(S) OR ENTITY(IES)
acted, executed the instrument.
                                        ---------------------------------------
WITNESS my hand and official seal.

---------------------------------------
          SIGNATURE OF NOTARY

             ****************** OPTIONAL SECTION ******************

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW:
TITLE OR TYPE OF DOCUMENT______________________________________________________
NUMBER OF PAGES _____________DATE OF DOCUMENT__________________________________
SIGNER(S) OTHER THAN NAMED ABOVE_______________________________________________
Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

                                    EXHIBIT A

The land referred to herein is located in the City of Oklahoma City, County of Oklahoma, State of Oklahoma, and is described as follows:

A tract of land lying in the Southeast Quarter (SE/4) of the Southeast Quarter (SE/4) of Section Thirty (30), Township Eleven (11) North, Range Two (2) West of the Indian Meridian, Oklahoma City, Oklahoma County, Oklahoma and being more particularly described as follows:

Commencing at the Southeast corner of said Section 30;

Thence North 00DEG.24'35" West along the East line of said Section 30, a distance of 759.49 feet;

Thence South 89DEG.38'02" West a distance of 60.00 feet to a point on the West right-of-way of Sunnylane Road, said point being the point or place of beginning;

Thence South 89DEG.38'02" West along the North right-of-way line of the Atchison, Topeka and Santa Fe Railway, a distance of 663.67 feet;

Thence North 00DEG.24'35" West 471.00 feet;

Thence North 89DEG.38'02" East a distance of 663.67 feet to a point on the West right-of-way of S. Sunnylane Road;

Thence South 00DEG.24'35" East along said right-of-way a distance of 471.00 feet to the point or place of beginning.

[GRAPHIC APPEARS HERE]

UCC FINANCING STATEMENT AMENDMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY
-----------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

-----------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

      Orrick, Herrington & Sutcliffe LLP                DOC # T2003000250214
      400 Sansome Street
      San Francisco, CA 94111                           [SEAL]
      Attn: Gary Louie
-----------------------------------------------

                                               THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
---------------------------------------------------------------------------------------------------------------------------
1a. INITIAL FINANCING STATEMENT FILE #            1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record]
N0008998                                          [X] (or recorded) in the REAL ESTATE RECORDS.
---------------------------------------------------------------------------------------------------------------------------
2. [X] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
---------------------------------------------------------------------------------------------------------------------------
3. [_] CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the
       Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
---------------------------------------------------------------------------------------------------------------------------
4. [_] ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.
---------------------------------------------------------------------------------------------------------------------------
5.     AMENDMENT (PARTY INFORMATION): This Amendment affects [_] Debtor or [_] Secured Party of record. Check only one of
                                                                        --                                         ---
       these two boxes.

       Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.
                  ---                              ---
   [_] CHANGE name and/or address: Give   [_] DELETE name: Give record name to  [_] ADD name: Complete item 7a or 7b, and
       current record name in item 6a or      be deleted in item 6a or 6b.          also item 7c; also complete items
       6b; also give new name (if name                                              7d-7g (if applicable).
       change) in item 7a or 7b and/or
       new address (if address change)
       in item 7c.
---------------------------------------------------------------------------------------------------------------------------
6. CURRENT RECORD INFORMATION:
   ------------------------------------------------------------------------------------------------------------------------
   6a. ORGANIZATION'S NAME
                          Catellus Finance 1, L.L.C.

OR ------------------------------------------------------------------------------------------------------------------------
   6b. INDIVIDUAL'S LAST NAME           FIRST NAME                 MIDDLE NAME                SUFFIX

---------------------------------------------------------------------------------------------------------------------------
7. CHANGED (NEW) OR ADDED INFORMATION:
---------------------------------------------------------------------------------------------------------------------------
   7a. ORGANIZATION'S NAME

OR ------------------------------------------------------------------------------------------------------------------------
   7b. INDIVIDUAL'S LAST NAME           FIRST NAME                 MIDDLE NAME                SUFFIX

---------------------------------------------------------------------------------------------------------------------------
7c. MAILING ADDRESS                     CITY                       STATE    POSTAL CODE       COUNTRY

---------------------------------------------------------------------------------------------------------------------------
7d. TAX ID #: SSN OR EIN  ADD'L INFO RE 7e. TYPE OF ORGANIZATION   7f. JURISDICTION OF   7g. ORGANIZATIONAL ID #,
                          ORGANIZATION                                  ORGANIZATION          if any
                          DEBTOR                                                                                   [_] NONE
---------------------------------------------------------------------------------------------------------------------------

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

   Describe collateral [_] deleted or [_] added, or give entire [_] restated collateral description, or describe collateral
   [_] assigned.

---------------------------------------------------------------------------------------------------------------------------
9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an
   Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here [_] and enter name of DEBTOR authorizing this Amendment.
    ------------------------------------------------------------------------------------------------------------------------
   9a. ORGANIZATION'S NAME  LASALLE BANK NATIONAL ASSOCIATION, as Trustee for the registered Holders of Prudential Mortgage
       Capital Company 1, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1
OR ------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
10. OPTIONAL FILER REFERENCE DATA

---------------------------------------------------------------------------------------------------------------------------

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3)(REV. 07/29/98)

                  AGREEMENT OF CATELLUS DEVELOPMENT CORPORATION
                               AND PLATO REIT, LLC

          This AGREEMENT OF CATELLUS DEVELOPMENT CORPORATION AND PLATO REIT, LLC (this "Agreement") is made as of December 23, 2002, by and among CATELLUS DEVELOPMENT CORPORATION, a Delaware corporation ("Catellus"), PLATO REIT, LLC, a Delaware limited liability company ("Plato"), and LASALLE BANK NATIONAL ASSOCIATION, f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-Through Certificates, Series 1998-1, having an address at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107 (the "Lender").

                                    RECITALS

          WHEREAS, CATELLUS FINANCE 1, L.L.C., a Delaware limited liability company ("Borrower"), previously obtained a loan in the principal amount of THREE HUNDRED SEVENTY-THREE MILLION and 00/100 Dollars ($373,000,000.00) (the "Loan") in accordance with the terms and conditions of that certain loan agreement dated as of October 26, 1998, between Borrower and PRUDENTIAL MORTGAGE CAPITAL COMPANY, INC., a Delaware corporation ("Prudential"), predecessor-in-interest to Lender under the Loan (the "Original Loan Agreement"), as amended by that certain First Amendment to Loan Agreement, dated as of January 11, 2001 (the "First Amendment"), that certain Second Amendment to Loan Agreement, dated as of February 8, 2001 (the "Second Amendment") and that certain Second [sic] Amendment to Loan Agreement, dated as of August 27, 2002 (the "Third Amendment") (the Original Loan Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment as the same may hereinafter be consolidated, extended, modified, amended and/or restated or renewed from time to time, collectively, the "Loan Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings given in the Loan Agreement); and

          WHEREAS, Catellus, as original sole member of Borrower, transferred its membership interest in Borrower, consisting of one-hundred percent (100%) of the limited liability company interests in Borrower, to Plato pursuant to that certain Assignment and Assumption of Limited Liability Company Interest dated as of July 1, 1999, between Catellus and Plato; and

          WHEREAS, Catellus executed that certain Indemnity and Guaranty Agreement dated as of October 26, 1998 (as subsequently amended from time to time, the "Catellus Guaranty") and that certain Hazardous Substances Indemnity Agreement dated as of October 26, 1998 (as subsequently amended from time to time, the "Catellus Environmental Indemnity"), and Plato executed that certain Indemnity and Guaranty Agreement dated as of July 1, 1999 (as subsequently amended from time to time, the "Plato Guaranty") and that certain Hazardous Substances Indemnity Agreement dated as of July 1, 1999 (as subsequently amended from time to time, the "Plato Environmental Indemnity"), pursuant to which Catellus and Plato each agreed to guarantee payment and performance to Lender of certain obligations of Borrower under the Loan; and

          WHEREAS, Borrower has requested Lender, the Certificateholders and the Servicer to enter into a Fourth Amendment to the Loan Agreement dated even date herewith (the "Fourth

Amendment") which would permit Borrower to substitute a property in place of the Oklahoma Property (as defined in the Fourth Amendment) on terms other than those contained in the Loan Agreement and in connection therewith to release the Oklahoma Property from the lien of the Loan Documents, including the applicable mortgage, assignment of leases and rents and UCC-1 financing statements; and

          WHEREAS, as a condition to entering into the Fourth Amendment, Lender has required that Catellus and Plato consent to the Fourth Amendment and reaffirm each of their obligations under their respective guaranties.

          NOW, THEREFORE, to induce Lender to enter into the Fourth Amendment and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Catellus and Plato each hereby represents, warrants, covenants and agrees for the benefit of Lender as follows:

                                    AGREEMENT

          1. Reaffirmation of Catellus Guaranty and Environmental Indemnity. Catellus hereby consents to the Fourth Amendment, reaffirms its obligations under the Catellus Guaranty and the Catellus Environmental Indemnity (collectively, the "Catellus Guaranties"), and reaffirms its waiver of each and every one of the defenses to such obligations as set forth in the Catellus Guaranties. Catellus specifically, but not by way of limitation, hereby further reaffirms that its obligations under the Catellus Guaranties are separate and distinct from Borrower's obligations under the Loan Agreement and the other Loan Documents and from Plato's obligations under the Plato Guaranty and the Plato Environmental Indemnity in favor of Lender.

          2. Reaffirmation of Plato Guaranty and Environmental Indemnity. Plato hereby consents to the Fourth Amendment, reaffirms its obligations under the Plato Guaranty and the Plato Environmental Indemnity (collectively, the "Plato Guaranties"), and reaffirms its waiver of each and every one of the defenses to such obligations as set forth in the Plato Guaranties. Plato specifically, but not by way of limitation, hereby further reaffirms that its obligations under the Plato Guaranties are separate and distinct from Borrower's obligations under the Loan Agreement and the other Loan Documents and from Catellus' obligations under the Catellus Guaranties in favor of Lender.

          3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of laws rules.

          4. Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement of Catellus Development Corporation and Plato REIT, LLC, as of the day and year first above written.


                               CATELLUS DEVELOPMENT CORPORATION,
                               a Delaware corporation

                               By:
                                     -------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                     -------------------------------------------

                               PLATO REIT, LLC,
                               a Delaware limited liability company

                               By:
                                     -------------------------------------------

                               Name:
                                     -------------------------------------------

                               Title:
                                     -------------------------------------------

                               LASALLE BANK NATIONAL ASSOCIATION,
                               f/k/a LaSalle National Bank, as trustee for the registered Holders of Prudential Mortgage Capital Company I, LLC, Commercial Mortgage Pass-
                               Through Certificates, Series 1998-1

                               By:   The Prudential Insurance Company of
                                     America, as Servicer

                                     By:
                                           -------------------------------------

                                     Name:
                                           -------------------------------------

                                     Title:
                                           -------------------------------------

                                        3